Exhibit 32(a)

Certifications Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Wells Fargo & Company (the “Company”) for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John G. Stumpf, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN G. STUMPF

John G. Stumpf

Chief Executive Officer

Wells Fargo & Company

February 26, 2014

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